                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    /X/ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  TELEDYNE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                  [LOGO]
                                   2049 CENTURY PARK EAST
                                   LOS ANGELES, CALIFORNIA 90067-3101
                                   (310) 551-4306  FAX (310) 551-4366

                                                                   March 8, 1996

Dear Common Stock Shareholder:

    We are pleased to announce that on January 24, 1996, Teledyne's Board of Directors declared a quarterly dividend payable on March 8, 1996 to holders of record on February 20, 1996. The New York Stock Exchange set February 15, 1996 as the ex-distribution date for the dividend, which is being distributed in two components on each share of Teledyne, Inc. Common Stock ("Common Stock") as follows:

    (1) $0.10 in cash, and

    (2) $0.15 of stated amount (.01 share) of Teledyne's Series E Cumulative Preferred Stock ("Series E Preferred Stock"). On each 100 shares of
       Common Stock you  own, you  will receive 1  share of  Series E  Preferred
       Stock.

       Shareholders who own fewer than 100 shares of Common Stock will not receive a Series E Preferred Stock certificate, but will receive a check representing cash in lieu of the preferred stock fractional share interest. All fractional share interests of the preferred stock will be settled in cash using a $15.00 full share settlement price (I.E., 1 share Common Stock = .01 fractional share of preferred stock X $15.00 = $0.15; 2 shares Common Stock = .02 fractional share of preferred stock X $15.00 = $0.30, etc.).

    Teledyne Series E Preferred Stock (CUSIP 879335 60 2) trades on the New York and Pacific Stock Exchanges under the trading symbol "TDYPrE." Series E Preferred Stock pays a semiannual dividend of $0.60 per share on March 1st and September 1st, when declared by the Board of Directors out of legally available funds. Detailed information regarding the terms of the Series E Preferred Stock is available upon written request to Teledyne's Shareholder Services Department at the above address.

    We are including this letter with each certificate and check forwarded to record holders receiving the dividend distribution. Shareholders who own their Common Stock beneficially through a brokerage house or bank ("street name holder") will receive the dividend distribution through such firm, and should direct any questions concerning the distribution to their broker or bank.

    The certificate or check enclosed with this letter is registered in the name(s) recorded on the Common Stock records as of the record date, February 20, 1996. Any changes in registration subsequent to the record date would not be reflected on the enclosed certificate or check. If you sold shares of Common Stock prior to the ex-distribution date (February 15, 1996), but such shares remained in your name on the record date, the broker executing the sale will claim from you the dividend payment owing to the buyer of your shares.

                              DIVIDEND TAX RULING

    In accordance with a ruling received from the Internal Revenue Service ("IRS"), Teledyne will report as taxable the full shares of Series E Preferred Stock received in this dividend. A statement of the fair market value of the full shares of Series E Preferred Stock (I.E., the average trading price of the Series E Preferred Stock on March 8, 1996) will accompany the 1996 Form 1099-DIV that will be sent to holders in January 1997. The cash portion of this dividend, including the cash paid in lieu of fractional shares of Series E Preferred Stock, is taxable and also will be reported to the IRS on a 1996 Form 1099-DIV.

    If you have not provided or certified your Tax Identification Number, the IRS requires that Chemical Mellon Shareholder Services ("CMSS"), as dividend paying agent, withhold 31% from your payment. Any amounts so withheld from the enclosed check will be paid to the IRS immediately by CMSS. If the enclosed check reflects tax withholding and you wish to receive future cash dividends in full, or if you have any questions concerning the enclosed dividend, please contact the Stock Transfer Agent at the following address:

           Chemical Mellon Shareholder Services
           P. O. Box 590
           Ridgefield Park, New Jersey 07660-0590
           Telephone: 1.800.356.2017

    Annex A to this letter contains a summary description of the federal income tax consequences of this distribution of the Series E Preferred Stock component of Teledyne's March 1996 Common Stock dividend. BECAUSE YOUR INDIVIDUAL CIRCUMSTANCES MAY AFFECT THE TAX TREATMENT OF YOUR RECEIPT, OWNERSHIP AND DISPOSITION OF THE SERIES E PREFERRED STOCK, YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING ANY PARTICULAR CONSEQUENCES TO YOU.

    ALSO INCLUDED HEREWITH IS A COPY OF THE PRESS RELEASE TELEDYNE ISSUED ON FEBRUARY 29, 1996, WHICH ANNOUNCES TELEDYNE'S REJECTION OF WHX'S PROPOSAL AND THE BOARD'S DECISION TO INCREASE THE QUARTERLY COMMON STOCK DIVIDEND TO $0.375 PER SHARE TO BE PAID ENTIRELY IN CASH COMMENCING IN THE SECOND QUARTER. A FIRST QUARTER SUPPLEMENTAL CASH PAYMENT OF $0.125 PER SHARE ON COMMON STOCK WILL BE MAILED ON MARCH 26, 1996 TO HOLDERS OF RECORD ON MARCH 11, 1996.

Sincerely,

            [SIGNATURE]                        [SIGNATURE]

William P. Rutledge                Donald B. Rice
CHAIRMAN AND                       PRESIDENT AND
 CHIEF EXECUTIVE OFFICER            CHIEF OPERATING OFFICER

Enclosures

                                                                         ANNEX A

                   CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

    THIS ANNEX IS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSIDERATIONS THAT MAY BE RELEVANT TO SHAREHOLDERS RECEIVING THE TELEDYNE, INC. SERIES E CUMULATIVE PREFERRED STOCK (THE "PREFERRED STOCK") AS A COMPONENT OF THE DIVIDEND REFERRED TO IN THE FOREGOING LETTER. THE DISCUSSION IS BASED UPON THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), TREASURY REGULATIONS, INTERNAL REVENUE SERVICE ("IRS") RULINGS AND JUDICIAL DECISIONS NOW IN EFFECT, ALL OF WHICH ARE SUBJECT TO CHANGE AT ANY TIME BY LEGISLATIVE, JUDICIAL OR ADMINISTRATIVE ACTION. ANY SUCH CHANGES COULD BE APPLIED RETROACTIVELY IN A MANNER THAT COULD ADVERSELY AFFECT A HOLDER OF THE PREFERRED STOCK. NO INFORMATION OR DISCUSSION IS PROVIDED HEREIN WITH RESPECT TO FOREIGN, STATE OR LOCAL TAX LAWS, ESTATE AND GIFT TAX CONSIDERATIONS, OR OTHER TAX ISSUES. THIS INFORMATION APPLIES TO SHAREHOLDERS WHO HOLD TELEDYNE, INC. COMMON STOCK ("COMMON STOCK") AND WILL HOLD THE PREFERRED STOCK AS A "CAPITAL ASSET" WITHIN THE MEANING OF SECTION 1221 OF THE CODE. IN ADDITION, THE TAX CONSEQUENCES TO A PARTICULAR TYPE OF HOLDER (INCLUDING LIFE INSURANCE COMPANIES, TAX-EXEMPT ORGANIZATIONS, BANKS, DEALERS IN SECURITIES, AND FOREIGN PERSONS) MAY BE AFFECTED BY MATTERS NOT DISCUSSED HEREIN. ACCORDINGLY, SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE RECEIPT, OWNERSHIP AND DISPOSITION OF THE PREFERRED STOCK.

                            ------------------------

RECEIPT OF FULL SHARES OF SERIES E CUMULATIVE PREFERRED STOCK

    In accordance with the letter ruling received from the IRS, Teledyne will report as taxable the Preferred Stock received as a component of the March 8, 1996 distribution.

    For those holders of Common Stock receiving full shares of the Preferred Stock, the taxable amount of the full shares of Preferred Stock should be equal to the fair market value of the Preferred Stock on the distribution date. This amount should be treated as ordinary dividend income to the extent of current or accumulated earnings and profits of the Company determined as of the end of 1996. Under Code Section 243, dividends received by a corporation may be eligible for the 70% dividends received deduction, to the extent they are made out of current or accumulated earnings and profits, subject to certain exceptions and limitations respecting holding period, debt financing, "extraordinary dividends" and the corporate alternative minimum tax.

    A holder of Common Stock receiving a taxable distribution of Preferred Stock will take a basis in such Preferred Stock equal to the fair market value of such Preferred Stock on the distribution date. The holding period for such holders of the Preferred Stock will begin on the day following the distribution date.

    Upon the sale or exchange of such Preferred Stock, the holder will recognize gain or loss equal to the difference between the amount realized and the holder's adjusted tax basis in such Preferred Stock. The resulting gain or loss will be a capital gain or loss and will be a long-term capital gain or loss if the Preferred Stock was held for more than one year.

CASH RECEIVED IN LIEU OF FRACTIONAL SHARES

    Cash received in lieu of fractional shares of Preferred Stock should constitute a dividend to the recipients, to the extent of current and accumulated earnings and profits of the Company, determined as of the end of 1996, allocable to such distributions.

RECEIPT OF CASH DIVIDENDS ON PREFERRED STOCK

    Cash dividend distributions paid on the Preferred Stock will be taxable as ordinary dividend income to a holder to the extent of the Company's current or accumulated earnings and profits determined as of the end of the Company's respective taxable year.

As a participant in a Teledyne employee benefit program (I.E., Stock Advantage Plan, 401(k) Plan or Savings & Retirement Supplement Plan), you are being furnished with this letter for informational purposes only. If you own Common Stock in any of the Teledyne benefit plans, the dividend payment referenced in this letter has been transmitted directly to your account in the benefit plan; NO DIVIDEND PAYMENT IS ENCLOSED WITH THIS LETTER. The dividend will be included in the next statement you receive listing your assets in the benefit plan.

                                  [LOGO]
                                   2049 CENTURY PARK EAST
                                   LOS ANGELES, CALIFORNIA 90067-3101
                                   (310) 551-4306  FAX (310) 551-4366

                                                                   March 8, 1996

Dear Common Stock Shareholder:

    We are pleased to announce that on January 24, 1996, Teledyne's Board of Directors declared a quarterly dividend payable on March 8, 1996 to holders of record on February 20, 1996. The New York Stock Exchange set February 15, 1996 as the ex-distribution date for the dividend, which is being distributed in two components on each share of Teledyne, Inc. Common Stock ("Common Stock") as follows:

    (1) $0.10 in cash, and

    (2) $0.15 of stated amount (.01 share) of Teledyne's Series E Cumulative Preferred Stock ("Series E Preferred Stock"). On each 100 shares of
       Common Stock you  own, you  will receive 1  share of  Series E  Preferred
       Stock.

       Shareholders who own fewer than 100 shares of Common Stock will not receive a Series E Preferred Stock certificate, but will receive a check representing cash in lieu of the preferred stock fractional share interest. All fractional share interests of the preferred stock will be settled in cash using a $15.00 full share settlement price (I.E., 1 share Common Stock = .01 fractional share of preferred stock X $15.00 = $0.15; 2 shares Common Stock = .02 fractional share of preferred stock X $15.00 = $0.30, etc.).

    Teledyne Series E Preferred Stock (CUSIP 879335 60 2) trades on the New York and Pacific Stock Exchanges under the trading symbol "TDYPrE." Series E Preferred Stock pays a semiannual dividend of $0.60 per share on March 1st and September 1st, when declared by the Board of Directors out of legally available funds. Detailed information regarding the terms of the Series E Preferred Stock is available upon written request to Teledyne's Shareholder Services Department at the above address.

    We are including this letter with each certificate and check forwarded to record holders receiving the dividend distribution. Shareholders who own their Common Stock beneficially through a brokerage house or bank ("street name holder") will receive the dividend distribution through such firm, and should direct any questions concerning the distribution to their broker or bank.

    The certificate or check enclosed with this letter is registered in the name(s) recorded on the Common Stock records as of the record date, February 20, 1996. Any changes in registration subsequent to the record date would not be reflected on the enclosed certificate or check. If you sold shares of Common Stock prior to the ex-distribution date (February 15, 1996), but such shares remained in your name on the record date, the broker executing the sale will claim from you the dividend payment owing to the buyer of your shares.

                              DIVIDEND TAX RULING

    In accordance with a ruling received from the Internal Revenue Service ("IRS"), Teledyne will report as taxable the full shares of Series E Preferred Stock received in this dividend. A statement of the fair market value of the full shares of Series E Preferred Stock (I.E., the average trading price of the Series E Preferred Stock on March 8, 1996) will accompany the 1996 Form 1099-DIV that will be sent to holders in January 1997. The cash portion of this dividend, including the cash paid in lieu of fractional shares of Series E Preferred Stock, is taxable and also will be reported to the IRS on a 1996 Form 1099-DIV.

    If you have not provided or certified your Tax Identification Number, the IRS requires that Chemical Mellon Shareholder Services ("CMSS"), as dividend paying agent, withhold 31% from your payment. Any amounts so withheld from the enclosed check will be paid to the IRS immediately by CMSS. If the enclosed check reflects tax withholding and you wish to receive future cash dividends in full, or if you have any questions concerning the enclosed dividend, please contact the Stock Transfer Agent at the following address:

           Chemical Mellon Shareholder Services
           P. O. Box 590
           Ridgefield Park, New Jersey 07660-0590
           Telephone: 1.800.356.2017

    Annex A to this letter contains a summary description of the federal income tax consequences of this distribution of the Series E Preferred Stock component of Teledyne's March 1996 Common Stock dividend. BECAUSE YOUR INDIVIDUAL CIRCUMSTANCES MAY AFFECT THE TAX TREATMENT OF YOUR RECEIPT, OWNERSHIP AND DISPOSITION OF THE SERIES E PREFERRED STOCK, YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING ANY PARTICULAR CONSEQUENCES TO YOU.

    ALSO INCLUDED HEREWITH IS A COPY OF THE PRESS RELEASE TELEDYNE ISSUED ON FEBRUARY 29, 1996, WHICH ANNOUNCES TELEDYNE'S REJECTION OF WHX'S PROPOSAL AND THE BOARD'S DECISION TO INCREASE THE QUARTERLY COMMON STOCK DIVIDEND TO $0.375 PER SHARE TO BE PAID ENTIRELY IN CASH COMMENCING IN THE SECOND QUARTER. A FIRST QUARTER SUPPLEMENTAL CASH PAYMENT OF $0.125 PER SHARE ON COMMON STOCK WILL BE MAILED ON MARCH 26, 1996 TO HOLDERS OF RECORD ON MARCH 11, 1996.

Sincerely,

            [SIGNATURE]                        [SIGNATURE]

William P. Rutledge                Donald B. Rice
CHAIRMAN AND                       PRESIDENT AND
 CHIEF EXECUTIVE OFFICER            CHIEF OPERATING OFFICER

Enclosures

                                                                         ANNEX A

                   CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

    THIS ANNEX IS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSIDERATIONS THAT MAY BE RELEVANT TO SHAREHOLDERS RECEIVING THE TELEDYNE, INC. SERIES E CUMULATIVE PREFERRED STOCK (THE "PREFERRED STOCK") AS A COMPONENT OF THE DIVIDEND REFERRED TO IN THE FOREGOING LETTER. THE DISCUSSION IS BASED UPON THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), TREASURY REGULATIONS, INTERNAL REVENUE SERVICE ("IRS") RULINGS AND JUDICIAL DECISIONS NOW IN EFFECT, ALL OF WHICH ARE SUBJECT TO CHANGE AT ANY TIME BY LEGISLATIVE, JUDICIAL OR ADMINISTRATIVE ACTION. ANY SUCH CHANGES COULD BE APPLIED RETROACTIVELY IN A MANNER THAT COULD ADVERSELY AFFECT A HOLDER OF THE PREFERRED STOCK. NO INFORMATION OR DISCUSSION IS PROVIDED HEREIN WITH RESPECT TO FOREIGN, STATE OR LOCAL TAX LAWS, ESTATE AND GIFT TAX CONSIDERATIONS, OR OTHER TAX ISSUES. THIS INFORMATION APPLIES TO SHAREHOLDERS WHO HOLD TELEDYNE, INC. COMMON STOCK ("COMMON STOCK") AND WILL HOLD THE PREFERRED STOCK AS A "CAPITAL ASSET" WITHIN THE MEANING OF SECTION 1221 OF THE CODE. IN ADDITION, THE TAX CONSEQUENCES TO A PARTICULAR TYPE OF HOLDER (INCLUDING LIFE INSURANCE COMPANIES, TAX-EXEMPT ORGANIZATIONS, BANKS, DEALERS IN SECURITIES, AND FOREIGN PERSONS) MAY BE AFFECTED BY MATTERS NOT DISCUSSED HEREIN. ACCORDINGLY, SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE RECEIPT, OWNERSHIP AND DISPOSITION OF THE PREFERRED STOCK.

                            ------------------------

RECEIPT OF FULL SHARES OF SERIES E CUMULATIVE PREFERRED STOCK

    In accordance with the letter ruling received from the IRS, Teledyne will report as taxable the Preferred Stock received as a component of the March 8, 1996 distribution.

    For those holders of Common Stock receiving full shares of the Preferred Stock, the taxable amount of the full shares of Preferred Stock should be equal to the fair market value of the Preferred Stock on the distribution date. This amount should be treated as ordinary dividend income to the extent of current or accumulated earnings and profits of the Company determined as of the end of 1996. Under Code Section 243, dividends received by a corporation may be eligible for the 70% dividends received deduction, to the extent they are made out of current or accumulated earnings and profits, subject to certain exceptions and limitations respecting holding period, debt financing, "extraordinary dividends" and the corporate alternative minimum tax.

    A holder of Common Stock receiving a taxable distribution of Preferred Stock will take a basis in such Preferred Stock equal to the fair market value of such Preferred Stock on the distribution date. The holding period for such holders of the Preferred Stock will begin on the day following the distribution date.

    Upon the sale or exchange of such Preferred Stock, the holder will recognize gain or loss equal to the difference between the amount realized and the holder's adjusted tax basis in such Preferred Stock. The resulting gain or loss will be a capital gain or loss and will be a long-term capital gain or loss if the Preferred Stock was held for more than one year.

CASH RECEIVED IN LIEU OF FRACTIONAL SHARES

    Cash received in lieu of fractional shares of Preferred Stock should constitute a dividend to the recipients, to the extent of current and accumulated earnings and profits of the Company, determined as of the end of 1996, allocable to such distributions.

RECEIPT OF CASH DIVIDENDS ON PREFERRED STOCK

    Cash dividend distributions paid on the Preferred Stock will be taxable as ordinary dividend income to a holder to the extent of the Company's current or accumulated earnings and profits determined as of the end of the Company's respective taxable year.